EXHIBIT 99.3

Commonwealth Edison Company and PECO Energy Company retail electric sales statistics for the year 2000 and for the six months ended June 30, 2001 are provided below.


EXELON
Retail Electric Sales Statistics
For the Twelve Months Ended December 31, 2000




MWH Sales                                          ComEd                    PECO
---------                                   -----------------         ----------------

Residential                                       23,997,263               11,310,414

Small Commercial & Industrial                     29,038,204                7,468,196

Large Commercial & Industrial                     23,967,156               15,695,969

Public Authorities & Electric Railroads            9,048,880                  779,786
                                            -----------------         ----------------

Total Sales to Ultimate Customers                 86,051,503               35,254,365
                                            =================         ================

Heating Degree Days                                    6,241                    4,437
Cooling Degree Days / Hours                              766                    8,251




Revenue (in thousands)                             ComEd                    PECO
----------------------                      -----------------         ----------------

Residential                                      $ 2,235,307              $ 1,247,766

Small Commercial & Industrial                      2,103,063                  576,409

Large Commercial & Industrial                      1,083,772                  712,590

Public Authorities & Electric Railroads              486,736                   57,675
                                            -----------------         ----------------

Total Sales to Ultimate Customers                $ 5,908,878              $ 2,594,440
                                            =================         ================




Cents / kWh                                        ComEd                    PECO
-----------                                 -----------------         ----------------

Residential                                          $ 0.093                  $ 0.110

Small Commercial & Industrial                        $ 0.072                  $ 0.077

Large Commercial & Industrial                        $ 0.045                  $ 0.045

Public Authorities & Electric Railroad               $ 0.054                  $ 0.074

Total Sales to Ultimate Customers                    $ 0.069                  $ 0.074

EXELON
Retail Electric Sales Statistics
For the Six Months Ended June 30, 2001


MWH Sales                                         ComEd                 PECO
---------                                   -----------------      ----------------

Residential                                       11,538,292            5,507,147

Small Commercial & Industrial                     14,406,268            3,729,271

Large Commercial & Industrial                     10,928,390            7,623,783

Public Authorities & Electric Railroads            4,621,358              380,899
                                            -----------------     ----------------

Total Sales to Ultimate Customers                 41,494,308           17,241,100
                                            =================     ================

Heating Degree Days                                    3,948                2,932
Cooling Degree Days / Hours                              233                2,740




Revenue (in thousands)                            ComEd                 PECO
----------------------                      -----------------      ----------------

Residential                                      $ 1,035,808            $ 605,490

Small Commercial & Industrial                        996,372              331,628

Large Commercial & Industrial                        474,380              461,286

Public Authorities & Electric Railroads              248,659               35,228
                                            -----------------     ----------------

Total Sales to Ultimate Customers                $ 2,755,219          $ 1,433,632
                                            =================     ================




Cents / kWh                                       ComEd                 PECO
-----------                                 -----------------     ----------------

Residential                                          $ 0.090              $ 0.110

Small Commercial & Industrial                        $ 0.069              $ 0.089

Large Commercial & Industrial                        $ 0.043              $ 0.061

Public Authorities & Electric Railroad               $ 0.054              $ 0.092

Total Sales to Ultimate Customers                    $ 0.066              $ 0.083